Exhibit 99.2

Digital Realty the trusted foundation | powering your digital ambitions 4Q21 FINANCIAL RESULTS FEBRUARY 2022 Global. Connected. Sustainable.

| 2 Navigating the Future Sustainable Growth for Customers, Shareholders and Employees Selling GLOBALLY … Supporting LOCALLY EMEA APAC AMERICAS A Digital Realty and Brookfield Infrastructure JV DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 GLOBAL CONNECTED SUSTAINABLE

| 3 Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders Earned Nareit Leader in the Light award for fifth consecutive year ENVIRONMENTAL Led disaster recovery assistance and community reinvestment programs: committed to enhancing the well - being of shareholders, customers, employees, vendors and communities Demonstrated senior leadership and employee commitment to Diversity, Equity & Inclusion; established five employee resource groups; signed CEO Action Pledge for diversity; co - chairing Nareit’s diversity initiative Am ended corporate governance guidelines to clarify that director candidate pools must include candidates with diversity of race, ethnicity and gender SOCIAL Instituted minimum stock ownership requirements for directors and management Established proxy access for shareholders and provided shareholders the ability to propose amendments to the bylaws Enhanced Board diversity with the addition of three new Directors 2015 2019 2018 GOVERNANCE 2021 Formalized ESG oversight under the Nominating & Corporate Governance Committee and became a Signatory to the UN Global Compact Named one of “America’s Most Responsible Companies” by Newsweek Published EEO - 1 report, providing transparency on the racial and gender composition of the U.S. workforce Incorporated sustainability - linked pricing into global credit facility Achieved five - star GRESB rating, ranked #1 in Tech / Science category 2020 DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

| 4 Note: As of December 31, 2021 Global Platform Expanding Global Platform Supporting Customer Growth 4,000+ Customers 178,000+ Cross - Connects 50 Metro Areas Cape Town Johannesburg Hong Kong Frankfurt Lagos DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

1) Projected compound annual growth in the intensity of data gravity, as measured in gigabytes per second, from 2020 - 2024. Projections according to Digital Realty’s proprietary Data Gravity Index DGx ™ report as of December 2020. Patent pending. 2) Gartner Worldwide IT Spend Forecast, Market Databook 4Q21 Update. 3) Gartner 100 Data and Analytics Predictions Through 2025, March 2021 .. New York D a ta Gra v i ty CAGR (1) 132% London D a ta Gra v i ty CAGR (1) 129% Zurich D a ta Gra v i ty CAGR (1) 135% ™ Frankfurt D a ta Gra v i ty CAGR (1) 144% Seoul D a ta Gra v i ty CAGR (1) 152% Mumbai D a ta Gra v i ty CAGR (1) 156% Singapore D a ta Gra v i ty CAGR (1) 200% Driving Data Hub Deployments Increased IT Spending By 2024, 75% of organizations are expected to have deployed multiple data hubs to drive mission - critical data analytics, sharing and governance (2) Gartner predicts 5.1% increase globally, digital data growth strategies (2) Excellence in Best Practices 2021 Company of the Year Data Gravity Driving Data Center Demand PlatformDIGITAL ® Poised to Capitalize 4.5T+ Worldwide IT Spend (1) 75% Deploying Data Hubs Needs Global MTDC Leader DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 | 5

Financial Results | 6 DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

$0 $50 $100 $150 Digital Transformation Driving Steady Demand Global Full - Product Spectrum Provides Broadest Solutions Note: Darker shading represents interconnection bookings. Fourth - quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center fa cil ities. 4Q21 BOOKINGS 0 - 1 MW $41.8 mm > 1 MW $96.7 mm OTHER (1) $7.4 mm INTERCONNECTION $10.6 mm TOTAL BOOKINGS $156.5 mm HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 | 7 DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

$52 million of total 4Q bookings from 0 - 1 MW + interconnection 68% of bookings outside the Americas Connected Data Communities Attracting New Logos | 8 131 new logos Energy Provider Ivy League University Semiconductor Manufacturer Trading Platform Insurance Brokerage Aerospace Manufacturing Note: For quarter ended December 31, 2021. DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Top - Line Step Function Healthy Backlog Sets a Solid Foundation | 9 Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commen cem ent date at time of signing. Actual commencement dates may vary. Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture Backlog BACKLOG ROLL - FORWARD (1) $ in millions COMMENCEMENT TIMING (2) $ in millions $24M DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Cycling Through Peak Vintage Renewals
Narrowing the Gap on Cash Re-Leasing Spreads

4Q21 RE-LEASING SPREADS

	0-1 MW	> 1 MW	OTHER [1]	TOTAL
RENTAL RATE CHANGE – CASH	0.7%	-14.0%	4.1%	-3.9%
RENTAL RATE CHANGE – GAAP	1.3%	-11.8%	10.2%	-2.6%
Signed renewal leases representing … of annualized GAAP rental revenue	$106 million	$42 million	$2 million	$151 million

Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet.
1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities.

DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 | 10

61% 1% 7% 23% <1% <1% 4% 1% 1% 1% 1% <1% <1% <1% Effective Economic Risk Mitigation Strategies Benefits of Scale and Diversification on Display Source: FactSet. Note: Totals may not add up due to rounding. 1) As of December 31, 2021. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non - GAAP financial measure. For a definition of core FFO and a reconciliation to its nearest GAAP equivalent, see the Appendix. 3) Based on average exchange rates for the quarter ended December 31, 2021 compared to average exchange rates for the quarter ended December 31, 2020. 2.0% INCREASE 4.1% DECREASE U.S. DOLLAR INDEX 4Q20 4Q21 EXPOSURE BY REVENUE (1) CORE FFO/SHARE EXPOSURE (2) EXCHANGE RATES (3) U.S. DOLLAR / BRITISH POUND U.S. DOLLAR / EURO | 11 2022 $6.85 / Sh 0.5% BENCHMARK RATES +/ - 100 bps 0.1% GBP +/ - 10% 2.0 % EUR +/ - 10% USD CAD GBP EURO JPY HKD SGD AUD 1% 7% 23% <1% <1% 4% 1% SEK 1% DKK 1% CH F 1% <1% <1% HRK KES KRW <1% 61% DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 80 85 90 95 100 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21

Committed to Conservative Capital Structure Maximizing Capital Menu Options, Minimizing Cost 1) Net Debt to Adjusted EBITDA is calculated as total debt at balance sheet carrying value (see Appendix), plus capital lease ob lig ations, plus our share of joint venture debt at carrying value, less cash and cash equivalents (including JV share of cash), divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA), multiplied by fou r. 2) Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges (including our pro rata share of unconsolidated joint ve nture fixed charges). 3) Pro forma for assuming full physical settlement of the September 2021 forward sales agreements, January 2022 issuance of €750mm 1 ..37 5% notes due 2032, and February 2022 redemption of the $450mm 4.75% notes due 2025. - 0.4x 6.1x 5.7x 4Q21 Reported Pro Forma Adjustments 4Q21 As Adjusted Net Debt to Adjusted EBITDA (1) (3) (3) 6 % Floating Rate Debt 3 % Floating Rate Debt (3) 0.3x 5.4x 5.7x 4Q21 Reported Pro Forma Adjustments 4Q21 As Adjusted Fixed Charge Coverage Ratio (2) | 12 (3) (3) DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Matching the Duration of Assets and Liabilities
Clear Runway on the Left, No Bar Too Tall on the Right

DEBT MATURITY SCHEDULE AS OF DECEMBER 31, 2021 (1)(2)

(U.S. $ in billions)

6.4 YEARS
Weighted Avg. Maturity (1)(2)

2.1%
Weighted Avg. Coupon (1)



$0.7
$0.0
$1.0
$1.3
$2.1
$1.2
$1.4
$1.7
$1.6
$1.7
$1.7
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032 +

- Pro Rata Share of JV Debt
- Unsecured Senior Notes - GBP
- Unsecured Green Senior Notes - EUR
- Pro Forma Payoffs
- Secured Mortgage Debt
- Unsecured Senior Notes - EUR
- Unsecured Green Senior Notes - CHF
- Pro Forma Euro Notes
- Unsecured Senior Notes - USD
- Other Unsecured Debt
- Unsecured Credit Facilities

DEBT PROFILE



99% Unsecured
94% Fixed
77% Non-USD
Unsecured
Secured
Fixed
Floating
Euro
USD
GBP
Other

Note: As of December 31, 2021.
1) Includes Digital Realty's pro rata share of six unconsolidated joint venture loans and debt securities. Pro forma for the forward sale agreements entered into on September 8, 2021 relating to our common stock (assuming full physical settlement). Assumes proceeds from transactions are used to repay borrowings under the global unsecured revolving credit facility and $450mm 4.75% notes due 2025. Pro forma for the €750mm 1.375% notes due 2032 issued in January 2022.
2) Assumes exercise of extension options.

DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 | 13

Q&A | 14 DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth | 15 SUCCESSFUL 2021 INITIATIVES 1. Strengthening Connections with Customers Booked $500 million of new business and landed nearly 500 new logos 2. Enhancing our Global Platform Established Digital Realty as the leading Pan - African provider 3. Exceeding Expectations Exceeded initial guidance for full - year 2021 4. Strengthening the Balance Sheet Raised attractively priced debt and equity capital DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Appendix | 16 DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Digital Transformation Driving Steady Demand Global Full - Product Spectrum Provides Broadest Solutions HISTORICAL BOOKINGS TRAILING FOUR - QUARTER AVERAGE ANNUALIZED GAAP BASE RENT $ in millions 4Q21 TRAILING FOUR - QUARTER AVERAGE BOOKINGS 0 - 1 MW $37.1 mm > 1 MW $73.5 mm OTHER (1) $2.5 mm INTERCONNECTION $ 12.1 mm TOTAL BOOKINGS $ 125.2 mm 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 | 17 Note: Darker shading represents interconnection bookings. Fourth quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center fa cil ities. DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Appendix
Management Statements on Non-GAAP Measures

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds From Operations (FFO):
We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs' FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (Core FFO):
We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:
We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs' EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI) and Cash NOI:
Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs' NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 | 18

Appendix
Forward-Looking Statements

This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; expected physical settlement of the forward sale agreements and use of proceeds from any such settlements; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; our expected Go to Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2022 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers' capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management's beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; the impact of the COVID-19 pandemic on our or our customers', suppliers' or business partners' operations; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.'s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.'s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2020, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx and Connected Data Communities are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners.

DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 | 19

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)

(in thousands, except per share and unit data)

(unaudited)

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Net income available to common stockholders	$ 1,057,629	$ 44,178	$ 1,681,498	$ 263,346
Adjustments:				
Noncontrolling interests in operating partnership	23,100	1,300	39,100	9,500
Real estate related depreciation and amortization (1)	372,447	354,366	1,463,512	1,341,836
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	24,146	21,471	85,800	77,730
(Gain) on real estate transactions	(1,047,010)	(1,684)	(1,445,229)	(316,895)
Impairment of investments in real estate	18,291	-	18,291	6,482
FFO available to common stockholders and unitholders	$ 448,603	$ 419,631	$ 1,842,972	$ 1,381,998
Basic FFO per share and unit	$ 1.55	$ 1.46	$ 6.37	$ 5.16
Diluted FFO per share and unit	$ 1.54	$ 1.45	$ 6.36	$ 5.11
Weighted average common stock and units outstanding				
Basic	289,895	287,898	289,165	268,073
Diluted	290,843	288,903	289,868	270,497
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	378,883	359,915	1,486,632	1,366,379
Non-real estate depreciation	(6,436)	(5,549)	(23,120)	(24,543)
	$ 372,447	$ 354,366	$ 1,463,512	$ 1,341,836

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
FFO available to common stockholders and unitholders -- basic and diluted	$ 448,603	$ 419,631	$ 1,842,972	$ 1,381,998
Weighted average common stock and units outstanding	289,895	287,898	289,165	268,073
Add: Effect of dilutive securities	948	1,005	703	2,424
Weighted average common stock and units outstanding -- diluted	290,843	288,903	289,868	270,497

DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 | 20

Reconciliation of Non - GAAP Items To Their Closest GAAP Equivalent | 21 December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 FFO available to common stockholders and unitholders -- diluted 448,603 $ 419,631 $ 1,842,972 $ 1,381,998 $ Termination fees and other non-core revenues 9,859 (25) (19,388) (30,071) Transaction and integration expenses 12,427 19,290 47,426 106,662 Loss from early extinguishment of debt 325 49,576 18,672 103,215 (Gain) / Loss on FX revaluation 14,308 (27,190) 30,505 81,936 (Gain) on redemption of preferred stock - - (18,000) 16,520 Severance accrual and equity acceleration 1,003 606 7,343 6,440 Other non-core expense adjustments (1) 3,353 (15,939) 15,581 CFFO available to common stockholders and unitholders -- diluted 486,524 $ 465,241 $ 1,893,591 $ 1,682,281 $ Diluted CFFO per share and unit 1.67 $ 1.61 $ 6.53 $ 6.22 $ Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Twelve Months Ended DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Reconciliation of Non - GAAP Items To Their Closest GAAP Equivalent | 22 December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Net income available to common stockholders 1,057,629 $ 44,178 $ 1,681,498 $ 263,346 $ Interest 71,762 77,848 293,846 333,021 Loss from early extinguishment of debt 325 49,576 18,672 103,215 Income tax expense (benefit) 3,961 3,322 72,799 38,047 Depreciation and amortization 378,883 359,915 1,486,632 1,366,379 EBITDA 1,512,560 534,839 3,553,447 2,104,008 Unconsolidated JV real estate related depreciation & amortization 24,146 21,471 85,800 77,730 Unconsolidated JV interest expense and tax expense 15,222 12,143 50,538 40,292 Severance accrual and equity acceleration 1,003 606 7,343 6,440 Transaction and integration expenses 12,427 19,290 47,426 106,662 (Gain) on sale / deconsolidation (1,047,010) (1,684) (1,380,795) (316,895) Impairment of investments in real estate 18,291 - 18,291 6,482 Other non-core adjustments, net 14,307 (23,842) (36,172) 62,884 Noncontrolling interests 22,587 1,818 38,153 6,332 Preferred stock dividends, including undeclared dividends 10,181 13,514 45,761 76,536 (Gain) on redemption of preferred stock - - (18,000) 16,520 .. Adjusted EBITDA 583,713 $ 578,156 $ 2,411,792 $ 2,186,991 $ Twelve Months Ended Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Reconciliation of Non - GAAP Items To Their Closest GAAP Equivalent | 23 December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Rental revenues 386,745 $ 404,052 $ 1,573,284 $ 1,596,246 $ Tenant reimbursements - Utilities 84,573 77,375 344,747 316,902 Tenant reimbursements - Other 38,615 41,420 161,487 162,082 Interconnection and other 56,076 56,197 228,150 223,465 Total Revenue 566,009 579,044 2,307,668 2,298,695 Utilities 101,494 91,727 411,871 372,666 Rental property operating 106,984 103,224 400,081 375,207 Property taxes 25,432 29,174 120,885 113,217 Insurance 2,375 2,292 9,138 9,073 Total Expenses 236,285 226,417 941,975 870,163 Net Operating Income 329,724 $ 352,627 $ 1,365,693 $ 1,428,532 $ Less: Stabilized straight-line rent (2,999) $ (1,814) $ (14,293) $ (7,453) $ Above and below market rent 283 (1,571) (1,829) (9,727) Cash Net Operating Income 332,440 $ 356,012 $ 1,381,815 $ 1,445,712 $ Three Months Ended Twelve Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[(i)]		$51,353,636
Liquidation value of preferred equity[(ii)]		755,000
Total debt at balance sheet carrying value		13,448,210
Total Enterprise Value		$65,556,846
Total debt / total enterprise value		**20.5%**
Debt-plus-preferred-to-total-enterprise-value		**21.7%**

(i) Market Value of Common Equity

Common shares outstanding	284,415
Common units outstanding	5,932
Total Shares and Partnership Units	290,347
Stock price as of December 31, 2021	$176.87
Market value of common equity	$51,353,636

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		755,000[(ii)]

Net Debt/LQA Adjusted EBITDA

		QE 12/31/21
Total debt at balance sheet carrying value		$13,448,210
Add: DLR share of unconsolidated joint venture debt		826,799
Add: Capital lease obligations, net		218,590
Less: Unrestricted cash		(299,410)
Net Debt as of December 31, 2021		$14,194,189
Net Debt / LQA Adjusted EBITDA[(iii)]		6.1x

(iii) Adjusted EBITDA

Net loss availableto common stockholders	$1,057,629
Interest expense	71,762
Taxes	3,961
Depreciation and amortization	378,883
EBITDA	1,512,560
Unconsolidated JV real estate related depreciation & amortization	24,146
Unconsolidated JV interest expense and tax expense	15,222
Severance accrual and equity acceleration and legal expenses	1,003
Transaction and integration expenses	12,427
Gain on sale / deconsolidation	(1,047,010)
Other non-core adjustments, net	14,307
Noncontrolling interests	22,587
Preferred stock dividends, including undeclared dividends	10,181
Adjusted EBITDA	$583,713
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$2,334,854

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)	QE 12/31/21
Total GAAP interest expense (including unconsolidated JV interest expense)	82,451
Add: Capitalized interest	15,328
GAAP interest expense plus capitalized interest	97,779
Debt Service Ratio	6.0x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)	QE 12/31/21
GAAP interest expense plus capitalized interest	97,779
Preferred dividends	10,181
Total fixed charges	107,960
Fixed charge ratio	5.4x

Unsecured Debt/Total Debt	QE 12/31/21
Global unsecured revolving credit facility	398,172
Unsecured senior notes, net of discount	12,903,370
Secured debt, including premiums	146,668
Capital lease obligations, net	218,590
Total debt at balance sheet carrying value	13,666,800
Unsecured Debt / Total Debt	98.9%

Net Debt Plus Preferred/LQA Adjusted EBITDA	QE 12/31/21
Total debt at balance sheet carrying value	13,448,210
Less: Unrestricted cash	(299,410)
Capital lease obligations, net	218,590
DLR share of unconsolidated joint venture debt	826,799
Net Debt as of September 30, 2021	14,194,189
Preferred Liquidation Value[(ii)]	755,000
Net Debt plus preferred	14,949,189
Net Debt Plus Preferred/LQA Adjusted EBITDA[(iii)]	6.4x

Note: For quarter ended December 31, 2021.

DIGITAL REALTY | 4Q21 FINANCIAL RESULTS | FEBRUARY 17, 2022 | 24